UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 8, 2024
MSC Income Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, TX	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-6000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On November 8, 2024, MSC Income Fund, Inc., a Maryland corporation (the “Company”), together with certain of its wholly-owned subsidiaries, as guarantors, entered into that certain Eighth Amendment (the “Amendment”) to the Amended and Restated Senior Secured Revolving Credit Agreement (as amended, supplemented and restated prior to the Amendment, the “Credit Agreement” and, as amended by the Amendment, the “Corporate Facility”), dated March 6, 2017 among EverBank, N.A. (formerly known as TIAA, FSB), as administrative agent, and EverBank, N.A. and certain other financial institutions as lenders.
The Amendment amended the Credit Agreement as follows: (i) the revolving period was extended to November 8, 2028 and the final maturity date was extended to May 8, 2029, (ii) the interest rate was reduced, subject to the Company’s election, on a per annum basis to a rate equal to (A) SOFR plus 2.05% or (B) the base rate plus 1.05% and (iii) other changes as described in the Amendment.
Affiliates of EverBank, N.A. and other lenders under the Corporate Facility, may from time to time receive customary fees and expenses in the performance of investment banking, financial advisory or other services for the Company.
The above summary is not complete and is qualified in its entirety to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 7.01     Regulation FD Disclosure.
On November 13, 2024, the Company issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

10.1
Eighth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 8, 2024, by and among the Registrant, the Guarantors party thereto, the lenders party thereto and EverBank

99.1	Press Release Dated November 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Income Fund, Inc.

Date: November 13, 2024	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel